Exhibit 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 30, 2004, is by and among THE PANTRY, INC., a Delaware corporation, (the “Borrower”), those Domestic Subsidiaries of the Borrower identified as a “Guarantor” on the signature pages hereto (individually a “Guarantor” and collectively the “Guarantors”), the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the several banks and other financial institutions as may from time to time become parties thereto (individually a “Lender” and collectively the “Lenders”), and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of March 12, 2004 (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

WHEREAS, the Term Loan Lenders and the Required Lenders have agreed to such amendments subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendment to Definition of Applicable Margin. The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” shall mean for (a) Revolving Loans that are Alternate Base Rate Loans, 1.50%, (b) Revolving Loans that are LIBOR Rate Loans, 2.75%, (c) the portion of the Term Loan consisting of Alternate Base Rate Loans, 1.00%, (d) the portion of the Term Loan consisting of LIBOR Rate Loans, 2.25%, and (e) the Commitment Fee, 0.75%.

1.2 Definition of First Amendment Effective Date. A new definition of “First Amendment Effective Date” is hereby added to Section 1.1 of the Credit Agreement to read as follows:

“First Amendment Effective Date” shall mean September 30, 2004.

1.3 Incremental Facilities. The aggregate amount of Incremental Facilities as permitted in the first sentence of Section 2.3 of the Credit Agreement is hereby increased to $75,000,000.

1.4 Prepayments.

(a) The fourth sentence in Section 2.8(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

All prepayments under this Section 2.8(a) shall be subject to Section 2.18, but otherwise without premium or penalty; provided that any refinancing of the outstanding Term Loan with the proceeds of a replacement term loan on substantially the same terms to effect a reduction in the Applicable Margin for the Term Loan (A) during the first year following the First Amendment Effective Date shall be made at 101% of par; provided further that, if during such first year following the First Amendment Effective Date the Borrower’s senior secured debt rating is upgraded to Ba3 or better by Moody’s and to BB- or better by S&P, such prepayment shall be made at par, and (B) thereafter shall be made at par (the “Call Protection”).

(b) Section 2.8(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iii) Issuances. Immediately upon receipt by any Credit Party of proceeds from (A) any Debt Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to (1) if such Debt Issuance is made pursuant to Section 6.1(g), fifty percent (50%) of the Net Cash Proceeds of such Debt Issuance and (2) if such Debt Issuance is any other Debt Issuance, one hundred percent (100%) of the Net Cash Proceeds of such Debt Issuance (each such prepayment to be applied as set forth in clause (vi) below), or (B) any Equity Issuance, the Borrower shall prepay the Loans and/or cash collateralize the LOC Obligations in an aggregate amount equal to fifty percent (50%) of the Net Cash Proceeds of such Equity Issuance (such prepayment to be applied as set forth in clause (vi) below); provided, however, that so long as no Default or Event of Default has occurred and is continuing, the amount of the Net Cash Proceeds from any Equity Issuance that is required to be prepaid pursuant to the terms of this Section 2.8(b)(iii) shall not be required to be so applied to the extent the Borrower delivers to the Administrative Agent a certificate stating that the Borrower intends to use such Net Cash Proceeds for one or more Permitted Acquisitions within 270 days of the receipt of such Net Cash Proceeds and the Borrower delivers such portion of the Net Cash Proceeds to the Administrative Agent to be held in the Collateral Account until such

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Permitted Acquisition(s) are consummated, it being expressly agreed that (x) any Net Cash Proceeds being held in the Collateral Account that are not so reinvested by the end of the applicable period (or such extended period of time as necessary to consummate such Permitted Acquisition(s) if a Credit Party has executed a letter of intent or purchase agreement with respect to such Permitted Acquisition(s)) shall be applied to repay the Loans and/or cash collateralize the LOC Obligations immediately thereafter and (y) to the extent any such Net Cash Proceeds are held in the Collateral Account after the end of the applicable period because a Credit Party has executed a letter of intent or purchase agreement with respect to such Permitted Acquisition(s) and such letter of intent or purchase agreement is terminated or such Permitted Acquisition(s) fail, such Net Cash Proceeds shall be applied to repay the Loans and/or cash collateralize the LOC Obligations immediately thereafter.

(c) The third sentence in Section 2.8(b)(vi) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

All prepayments under this Section 2.8(b) shall be subject to Section 2.18 and be accompanied by interest on the principal amount prepaid through the date of prepayment, and any mandatory prepayment made, in whole or in part, with respect to any refinancing of the outstanding Term Loan with the proceeds of a replacement term loan on substantially the same terms to effect a reduction in the Applicable Margin for the Term Loan shall be subject to Call Protection.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions.

This Amendment shall become effective as of the date first above written upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. Receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties, the Term Loan Lenders and the Required Lenders.

(b) Fees. Receipt by the Administrative Agent of all fees and expenses of the Administrative Agent in connection with the arrangement, preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of Moore & Van Allen PLLC.

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ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The amendments to the Credit Agreement set forth in this Amendment shall be effective from and after the date of this Amendment and shall not be applied retroactively.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

(e) No Default or Event of Default exists before are after giving effect to this Amendment.

3.3 Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Documents.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

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3.5 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.6 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

3.7 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE CREDIT PARTIES AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

3.8 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the Borrower, the Guarantors, the Term Loan Lenders and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:	THE PANTRY, INC., a Delaware corporation

	By:	/s/ DANIEL J. KELLY
	Name:	Daniel J. Kelly
	Title:	Chief Financial Officer, Vice President–Finance and Secretary

GUARANTORS:	R & H MAXXON, INC., a South Carolina corporation

	By:	/s/ DANIEL J. KELLY
	Name:	Daniel J. Kelly
	Title:	Executive Vice President and Assistant Secretary

KANGAROO, INC., a Georgia corporation

	By:	/s/ DANIEL J. KELLY
	Name:	Daniel J. Kelly
	Title:	Executive Vice President and Assistant Secretary

First Amendment to

Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

	By:	/s/ DOUGLAS S. BOOTHE
	Name:	Douglas S. Boothe
	Title:	Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	LANDMARK CDO LTD

By Aladdin Capital Management LLC, as Manager

	By:	/s/ ANGELA BOZORGMIR
	Name:	Angela Bozorgmir
	Title:	Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Pacifica CDO II, Ltd. by Alcentra

	By:	/s/ ANNA POPOVICI
	Name:	Anna Popovici
	Title:	Associate

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	AIMCO CDO Series 2000-A

	By:	/s/ CHRIS GOERGEN
	Name:	Chris Goergen
	Title:	Authorized Signatory

	By:	/s/ JERRY D. ZINKULA
	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	AIMCO CLO Series 2001-A

	By:	/s/ CHRIS GOERGEN
	Name:	Chris Goergen
	Title:	Authorized Signatory

	By:	/s/ JERRY D. ZINKULA
	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Allstate Life Insurance Company

	By:	/s/ CHRIS GOERGEN
	Name:	Chris Goergen
	Title:	Authorized Signatory

	By:	/s/ JERRY D. ZINKULA
	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	American Express Certificate Company
By: American Express Asset Management Group as Collateral Manager

	By:	/s/ YVONNE STEVENS
	Name:	Yvonne Stevens
	Title:	Senior Managing Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Centurion CDO II, Ltd.
By: American Express Asset Management Group, Inc. as Collateral Manager

	By:	/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income Support Team

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Centurion CDO VI, Ltd.
By: American Express Asset Management Group as Collateral Manager

	By:	/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income Support Team

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Centurion CDO VII, Ltd.
By: American Express Asset Management Group, Inc. as Collateral Manager

	By:	/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income Support Team

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	IDS Life Insurance Company
By: American Express Asset Management
Group, Inc. as Collateral Manager

	By:	/s/ YVONNE STEVENS
	Name:	Yvonne Stevens
	Title:	Senior Managing Director

First Amendment to

Amended and Restated Credit Agreement

KZH CYPRESSTREE-1 LLC

By:	/s/ DORIAN HERRERA
Name:	Dorian Herrera
Title:	Authorized Agent

First Amendment to

Amended and Restated Credit Agreement

KZH STERLING LLC

By:	/s/ DORIAN HERRERA
Name:	Dorian Herrera
Title:	Authorized Agent

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Sequils-Centurion V, Ltd.
By: American Express Asset Management Group, Inc. as Collateral Manager

	By:	/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income Support Team

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Antares Capital Corporation

	By:	/s/ DAVID MAHON
	Name:	David Mahon
	Title:	Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	JPMorgan Chase Bank, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999

	By:	/s/ LESLIE HUNDLEY
	Name:	Leslie Hundley
	Title:	AVP

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Navigator CDO 2003, Ltd.

	By:	/s/ DAVID MAHON
	Name:	David Mahon
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Mariner CDO 2002, Ltd.

	By:	/s/ DAVID MAHON
	Name:	David Mahon
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	ARES IV CLO LTD.

	By:	Ares CLO Management IV, L.P. Investment Manager

	By:	Ares CLO GP IV, LLC
	Its:	Managing Member

	By:	/S/ SETH J. BRUFSKY
	Name:	Seth J. Brufsky
	Title:	Vice President

Ares VIII CLO LTD.

	By:	Ares CLO Management VIII, L.P.,
	Its:	Investment Manager

	By:	Ares CLO GP VIII, LLC,
	Its:	General Partner

	By:	/S/ SETH J. BRUFSKY
	Name:	Seth J. Brufsky
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	APEX (IDM) CDO I LTD.
ELC (CAYMAN) LTD. 1999-II
ELC (CAYMAN) LTD. 1999-III
ELC (CAYMAN) LTD. 2000-I
SUFFIELD CLO. LIMITED
TRYON CLO LTD. 2000-I
SEABOARD CLO 2000 LTD.
BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
By: Babson Capital Management LLC as Collateral Manager

	By:	/s/ DAVID P. WELLS
	Name:	David P. Wells, CFA
	Title:	Managing Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC under delegated
authority from Massachusetts Mutual Life Insurance
Company as Investment Manager

	By:	/s/ DAVID P. WELLS
	Name:	David P. Wells, CFA
	Title:	Managing Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	MASSACHUSETTS MUTUAL LIFE INSURANCE
COMPANY
By: Babson Capital Management LLC as Investment
Adviser

	By:	/s/ DAVID P. WELLS
	Name:	David P. Wells, CFA
	Title:	Managing Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	PERSEUS CDO I LIMITED
By: Babson Capital Management LLC under delegated
authority from Massachusetts Mutual Life Insurance
Company as Portfolio Manager

	By:	/s/ DAVID P. WELLS
	Name:	David P. Wells, CFA
	Title:	Managing Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	SIMSBURY CLO. LIMITED
By: Babson Capital Management LLC under delegated
authority from Massachusetts Mutual Life Insurance
Company as Collateral Manager

	By:	/s/ DAVID P. WELLS
	Name:	David P. Wells, CFA
	Title:	Managing Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	SOMERS CDO, LIMITED
By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

	By:	/s/ DAVID P. WELLS
	Name:	David P. Wells, CFA
	Title:	Managing Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	BlackRock Limited Duration Income Trust BlackRock Senior Loan Trust Magnetite Asset Investors LLC Magnetite Asset Investors III LLC Magnetite IV CLO, Limited Magnetite V CLO, Limited Senior Loan Fund

	By:	/s/ TOM COLWELL
	Name:	Tom Colwell
	Title:	Auth. Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	By: Callidus Debt Partners CLO Fund II, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC

	By:	/s/ MAVIS TAINTOR
	Name:	Mavis Taintor
	Title:	Managing Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	By: Callidus Debt Partners CLO Fund III, LLC By: Its Collateral Manager, Callidus Capital Management, LLC

	By:	/s/ MAVIS TAINTOR
	Name:	Mavis Taintor
	Title:	Managing Director

First Amendment to

Amended and Restated Credit Agreement

[LOGO APPEARS HERE]

Canyon Capital Advisors, LLC

9665 Wilshire Blvd., #200

Beverly Hills, CA 90212

PROPORTIONATE VOTING PROVISION

The undersigned, Canyon Capital CDO 2002-1 LTD. (“Canyon”), is a Lender to The Pantry, dated as of March 12, 2004 (the “Credit Agreement”). Canyon’s approval of a First Amendment to the Amended and Restated Credit Agreement has been requested pursuant to the terms of the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the First Amendment to the Amended and Restated Credit Agreement in direct proportion to the votes of those other Lenders under the Credit Agreement that have voted for or against the approval of the First Amendment to the Amended and Restated Credit Agreement (without counting failure to vote or abstentions.)

Canyon Capital CDO 2002-1 LTD.

By:	Canyon Capital Advisors LLC a Delaware limited liability company, its Collateral Manager

By:	/s/ R. CHRISTIAN B. EVENSEN	9/28/04
	R. Christian B. Evensen Managing Director	Date

[LOGO APPEARS HERE]

Canyon Capital Advisors, LLC

9665 Wilshire Blvd., #200

Beverly Hills, CA 90212

PROPORTIONATE VOTING PROVISION

The undersigned, Canyon Capital CLO 2004-1 LTD. (“Canyon”), is a Lender to The Pantry, dated as of March 12, 2004 (the “Credit Agreement”). Canyon’s approval of a First Amendment to the Amended and Restated Credit Agreement has been requested pursuant to the terms of the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the First Amendment to the Amended and Restated Credit Agreement in direct proportion to the votes of those other Lenders under the Credit Agreement that have voted for or against the approval of the First Amendment to the Amended and Restated Credit Agreement (without counting failure to vote or abstentions.)

Canyon Capital CLO 2004-1 LTD.

By:	Canyon Capital Advisors LLC a Delaware limited liability company, its Collateral Manager

By:	/s/ R. CHRISTIAN B. EVENSEN	9/28/04
	R. Christian B. Evensen	Date
Managing Director

LENDERS (continued):	Carlyle High Yield Partners VI, Ltd.

	By:	/s/ LINDA PACE
	Name:	Linda Pace
	Title:	Managing Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Carlyle High Yield Partners II, Ltd.

	By:	/s/ LINDA PACE
	Name:	Linda Pace
	Title:	Managing Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Carlyle High Yield Partners III, Ltd.

	By:	/s/ LINDA PACE
	Name:	Linda Pace
	Title:	Managing Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Sierra CLO I

	By:	/s/ JOHN M. CASPANAN
	Name:	John M. Caspanan
	Title:	Chief Operating Officer
Centre Pacific, Manager

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Crédit Industriel et Commercial

	By:	/s/ ANTHONY ROCK	/s/ BRIAN O’LEARY
	Name:	Anthony Rock	Brian O’Leary
	Title:	Vice President	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	JUPITER LOAN FUNDING LLC

	By:	/s/ MEREDITH J. KOSLICK
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	WINGED FOOT FUNDING TRUST

	By:	/s/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Authorized Agent

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Credit Suisse First Boston, acting through its Cayman Islands Branch, as Syndication Agent and as a Lender

	By:	/s/ PHILLIP HO
	Name:	Phillip Ho
	Title:	Director

	By:	/s/ MIKHAIL FAYBUSOVICH
	Name:	Mikhail Faybusovich
	Title:	Associate

First Amendment to

Amended and Restated Credit Agreement

Close International Custody Services Limited as Custodian of
CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:	/s/ PRESTON I. CARNES, JR.
Name:	Preston I. Carnes, Jr.
Title:	Managing Director

By:	/s/ MARTHA HADELER
Name:	Martha Hadeler
Title:	Managing Director

First Amendment to

Amended and Restated Credit Agreement

Hewett’s Island CDO, Ltd.
By: CypressTree Investment Management Company, Inc.,
as Portfolio Manager

By:	/s/ PRESTON I. CARNES, JR.
Name:	Preston I. Carnes, Jr.
Title:	Managing Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	BRYN MAWR CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

	By:	/s/ MATT STOUFFER
	Name:	Matt Stouffer
	Title:	Senior Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	FOREST CREEK CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

	By:	/s/ MATT STOUFFER
	Name:	Matt Stouffer
	Title:	Senior Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	LONG GROVE CLO, LIMITED
By: Deerfield Capital Management LLC as its Collateral Manager

	By:	/s/ MATT STOUFFER
	Name:	Matt Stouffer
	Title:	Senior Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	MUIRFIELD TRADING LLC

	By:	/s/ MEREDITH J. KOSLICK
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	ROSEMONT CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

	By:	/s/ MATT STOUFFER
	Name:	Matt Stouffer
	Title:	Senior Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	BIG SKY SENIOR LOAN FUND, LTD.
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	COSTANTINUS EATON VANCE CDO V, LTD.
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	EATON VANCE SENIOR INCOME TRUST
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	EATON VANCE CDO III, LTD.
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	EATON VANCE CDO VI, LTD.
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	EATON VANCE LIMITED DURATION INCOME FUND
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	EATON VANCE SENIOR FLOATING-RATE TRUST
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	EATON VANCE
VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

	By:	/S/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	GRAYSON & CO
	BY:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

	By:	/S/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	SENIOR DEBT PORTFOLIO
	BY:	Boston Management and Research as Investment Advisor

	By:	/S/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	TOLLI & CO.
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/S/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):
	By:	/S/ TYLER CHAN
	Name:	Tyler Chan
	Title:	Vice President

Franklin Floating Rate Trust	Franklin CLO I, Limited

Franklin Floating Rate Master Series	Franklin CLO II, Limited

FRANKLIN TEMPLETON	Franklin CLO III, Limited
LIM. DURATION INCOME TRUST	FRANKLIN CLO IV, LIMITED

FRANKLIN FLOATING RATE DAILY ACCESS FUND

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	GSC PARTNERS GEMINI FUND LIMITED

By: GSCP (NJ), L.P., as Collateral Monitor
By: GSCP (NJ), INC., its General Partner

	By:	/s/ SETH KATZENSTEIN
	Name:	Seth Katzenstein
	Title:	Authorized Signatory GSC Partners

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Guaranty Bank

	By:	/s/ MICHAEL ANSOLABEHERE
	Name:	Michael Ansolabehere
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Green Lane CLO Ltd.

	By:	/s/ KAITLIN TRINH
	Name:	Kaitlin Trinh
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Loan Funding Corp. THC., Ltd.

	By:	/s/ JANET HAACK
	Name:	Janet Haack
	Title:	As Attorney-in-fact

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	North American Company for Life and Health Insurance

	By:	/s/ MICHAEL DAMASO
	Name:	Michael Damaso
	Title:	Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	STANWICH LOAN FUNDING LLC

	By:	/s/ MEREDITH J. KOSLICK
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Trumbull THC, Ltd.

	By:	/s/ JANET HAACK
	Name:	Janet Haack
	Title:	As Attorney-in-Fact

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	ELF FUNDING TRUST I
By: Highland Capital Management, L.P.
As Collateral Manager

	By:	/s/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager Highland Capital Management, L.P.

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Emerald Orchard Limited

	By:	/s/ GWEN ZIRKLE
	Name:	Gwen Zirkle
	Title:	Attorney in Fact

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	HIGHLAND LEGACY LIMITED
By: Highland Capital Management, L.P.
As Collateral Manager

	By:	/s/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager Highland Capital Management, L.P.

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	HIGHLAND LOAN FUNDING V LTD. By: Highland Capital Management, L.P. As Collateral Manager

	By:	/s/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager Highland Capital Management, L.P.

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	LOAN FUNDING IV LLC By: Highland Capital Management, L.P. As Portfolio Manager

	By:	/s/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager Highland Capital Management, L.P.

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	LOAN FUNDING VII LLC By: Highland Capital Management, L.P. As Collateral Manager

	By:	/s/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager Highland Capital Management, L.P.

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	IKB Capital Corporation

	By:	/s/ DAVID N. SNYDER
	Name:	David N. Snyder
	Title:	President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	INDOSUEZ CAPITAL FUNDING VI, LIMITED

	By:	Lyon Capital Management LLC, As Collateral Manager

	By:	/s/ FARBOUD TAVANGAR
	Name:	LYON CAPITAL MANAGEMENT LLC
	Title:	Farboud Tavangar Senior Portfolio Manager

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	RIVIERA FUNDING LLC

	By:	/s/ MEREDITH J. KOSLICK
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	ING PRIME RATE TRUST
	By:	ING Investment Management, Co. as its investment manager

	By:	/s/ MARK F. HAAK
	Name:	Mark F. Haak, CFA
	Title:	Vice President

ING SENIOR INCOME FUND
	By:	ING Investment Management, Co. as its investment manager

	By:	/s/ MARK F. HAAK
	Name:	Mark F. Haak, CFA
	Title:	Vice President

SEQUILS PILGRIM I, LTD
	By:	ING Investments, LLC as its investment manager

	By:	/s/ MARK F. HAAK
	Name:	Mark F. Haak, CFA
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	AIM FLOATING RATE FUND
	By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

	By:	/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	AVALON CAPITAL LTD. 2
	By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor

	By:	/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	CHAMPLAIN CLO, LTD.
	By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	CHARTER VIEW PORTFOLIO
	By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

	By:	/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	DIVERSIFIED CREDIT PORTFOLIO LTD.
	By:	INVESCO Senior Secured Management, Inc. as Investment Adviser

	By:	/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	INVESCO EUROPEAN CDO I S.A.
	By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	SAGAMORE CLO LTD.
	By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	SARATOGA CLO I, LIMITED
	By:	INVESCO Senior Secured Management, Inc. As Asset Manager

	By:	/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	SEQUILS-LIBERTY, LTD.
	By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	LCM I LIMITED PARTNERSHIP

	By:	Lyon Capital Management LLC, As Collateral Manager

	By:	/s/ FARBOUD TAVANGAR
	Name:	LYON CAPITAL MANAGEMENT LLC
	Title:	Farboud Tavangar
Senior Portfolio Manager

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Longhorn CDO (Cayman) LTD
	By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

	By:	/s/ ANDREW C. LIGGIO
Andrew C. Liggio
Authorized Signatory

Longhorn CDO II, LTD.
		By:		Merrill Lynch Investment Managers, L.P. as Investment Advisor

		By:		/s/ ANDREW C. LIGGIO
Andrew C. Liggio
Authorized Signatory

Longhorn CDO III, LTD.
		By:		Merrill Lynch Investment Managers, L.P. as Investment Advisor

		By:		/s/ ANDREW C. LIGGIO
Andrew C. Liggio
Authorized Signatory

Master Senior Floating Rate Trust

			By:	/s/ ANDREW C. LIGGIO
Andrew C. Liggio
Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Venture CDO 2002, Limited

By its investment advisor MJX Asset Management LLC

	Name:	/s/ M. G. REGAN
	Title:	M. G. Regan

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Venture II CDO, Limited

By its investment advisor MJX Asset Management LLC

	Name:	/s/ M. G. REGAN
	Title:	M. G. Regan

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Venture III CDO, Limited

By its investment advisor MJX Asset Management LLC

/s/ M. G. REGAN
	Name:	M. G. Regan
Title:

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Morgan Stanley Prime Income Trust

	By:	/S/ ELIZABETH BODISCH
	Name:	Elizabeth Bodisch
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	HarbourView CLO IV, Ltd.

	By:	/S/ BILL CAMPBELL
	Name:	Bill Campbell
	Title:	Manager

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	HarbourView CLO V, Ltd.

	By:	/S/ BILL CAMPBELL
	Name:	Bill Campbell
	Title:	Manager

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	OPPENHEIMER SENIOR FLOATING RATE FUND

	By:	/S/ BILL CAMPBELL
	Name:	Bill Campbell
	Title:	Manager

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Dryden III Leveraged Loan CDO 2002

By: Prudential Investment Management, Inc., as Collateral Manager

	By:	/s/ B. ROSS SMEAD
	Name:	B. Ross Smead
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Dryden IV Leveraged Loan CDO 2003

By: Prudential Investment Management, Inc., as Collateral Manager

	By:	/s/ B. ROSS SMEAD
	Name:	B. Ross Smead
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Dryden Leveraged Loan CDO 2002-II

By: Prudential Investment Management, Inc., as Collateral Manager

	By:	/s/ B. ROSS SMEAD
	Name:	B. Ross Smead
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Loan Funding V, LLC

By: Prudential Investment Management, Inc., as Portfolio Manager

	By:	/s/ B. ROSS SMEAD
	Name:	B. Ross Smead
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Raymond James Bank, FSB

	By:	/S/ ANDREW D. HAHN
	Name:	Andrew D. Hahn
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	FOXE BASIN CLO 2003, LTD.
By Royal Bank of Canada as Collateral Manager

	By:	/S/ MELISSA MARANO
	Name:	Melissa Marano
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	SEQUILS-Glace Bay, Ltd.
By Royal Bank of Canada as Collateral Manager

	By:	/S/ MELISSA MARANO
	Name:	Melissa Marano
	Title:	Authorized Signatory

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Toronto Dominion (New York), Inc.

	By:	/S/ GWEN ZIRKLE
	Name:	Gwen Zirkle
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Corp.

	By:	/S/ CHRISTINA JAMIESON
	Name:	Christina Jamieson
	Title:	Executive Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	VAN KAMPEN SENIOR LOAN FUND
By: Van Kampen Investment Advisory Corp.

	By:	/S/ CHRISTINA JAMIESON
	Name:	Christina Jamieson
	Title:	Executive Director

First Amendment to

Amended and Restated Credit Agreement

LENDERS (continued):	Wells Fargo Bank, N.A.

	By:	/S/ S. MICHAEL ST. GEME
	Name:	S. Michael St. Geme
	Title:	Vice President

First Amendment to

Amended and Restated Credit Agreement